UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 3, 2013

Belden Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	001-12561	36-3601505
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7733 Forsyth Boulevard, Suite 800

St. Louis, Missouri 63105

(Address of Principal Executive Offices, including Zip Code)

(314) 854-8000

(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Effective December 3, 2013, the Board of Directors of Belden Inc. (the “Company”) appointed Steven W. Berglund to the Board and to its Compensation Committee. Mr. Berglund, age 62, currently serves as the President, Chief Executive Officer and a Director of Trimble Navigation Limited, roles he has held since 1999. The press release announcing Mr. Berglund’s appointment is attached hereto as Exhibit 99.1.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) Effective December 3, 2013, prior to Mr. Berglund’s appointment, the Board amended Section 2 of Article III of the Company’s Third Amended and Restated Bylaws to provide for a board of ten members. The revised language of Article III, Section 2 is included in Exhibit 3.1 hereof.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amendment to Third Amended and Restated Bylaws of Belden Inc.

99.1	Press release, dated December 4, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BELDEN INC.

Date: December 4, 2013	By:	/s/ Kevin L. Bloomfield
Kevin L. Bloomfield
Senior Vice President, Secretary and
General Counsel

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